UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

Synthesis Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 579-0600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2011, Synthesis Energy Systems, Inc. (the “Company”) entered into a letter agreement with China Energy Industry Holdings Group Co, Ltd. (“China Energy”) and Zhongjixuan Investment Management Company Ltd. (“ZJX”), pursuant to which the parties agreed to amend the Share Purchase Agreement dated March 31, 2011, as amended on August 16, 2011, to extend the termination date to March 31, 2012, provided that if the closing date is delayed by any investigation, review, approval or similar procedures required by any governmental agency for the consummation of the transactions under the share purchase agreement, then the termination date of March 31, 2012 shall be extended to the twentieth business day after the completion of such investigation, review, approval or similar procedures. A copy of the Share Purchase Agreement is incorporated by reference herein as Exhibit 10.1, a copy of the prior letter agreement dated August 16, 2011 extending the termination date to December 31, 2011 is incorporated by reference herein as Exhibit 10.2, and a copy of the letter agreement dated December 30, 2011 is filed herewith as Exhibit 10.3.

Item 8.01	Other Events.

On December 30, 2011, the Company issued a press release announcing the execution of the letter agreement with ZJX and China Energy. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1 Share Purchase Agreement dated March 31, 2011 between Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 31, 2011).

10.2 Letter Agreement dated August 16, 2011 between Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 16, 2011).

*10.3 Letter Agreement dated December 30 2011 between Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd.

*99.1 Press Release dated December 30, 2011.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Date: December 30, 2011	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

10.1 Share Purchase Agreement dated March 31, 2011 between Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 31, 2011).

10.2 Letter Agreement dated August 16, 2011 between Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 16, 2011).

*10.3 Letter Agreement dated December 30, 2011 between Synthesis Energy Systems, Inc., China Energy Industry Holdings Group Co, Ltd. and Zhongjixuan Investment Management Company Ltd.

*99.1	Press Release dated December 30, 2011.

*	Filed herewith.